Vanguard International Growth Fund

Supplement to the Prospectus and Summary Prospectus Dated December 27, 2012

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.) and Head of Global Equities. He has managed a portion of the Fund since 2003 (co-managed since 2013).

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.). He has co-managed a portion of the Fund since 2013.

Greg Aldridge, Portfolio Manager at M&G. He has managed a portion of the Fund since 2008.

Simon Webber, CFA, Fund Manager and Global Sector Specialist of Schroders’ Global and International Equities. He has managed a portion of the Fund since 2009.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors:

The managers primarily responsible for the day-to-day management of the Fund are:

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.) and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Fund since 2003 (co-managed since 2013). Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

(over, please)

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.). He has worked in investment management with Baillie Gifford since 1999, has managed investment portfolios since 2001, and has co-managed a portion of the Fund since 2013. Education: M.A., University of Edinburgh.

Greg Aldridge, Portfolio Manager at M&G. He has worked in investment management with M&G since 2004, has managed investment portfolios since 2007, and has managed a portion of the Fund since 2008. Education: M.A., Cambridge University; M.B.A., INSEAD.

Simon Webber, CFA, Fund Manager and Global Sector Specialist of Schroders’ Global and International Equities. He has worked in investment management for Schroders since 1999, has managed assets since 2001, and has managed a portion of the Fund since 2009. Education: B.Sc., University of Manchester.

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© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 81A 102013

Vanguard World Fund

Supplement to the Statement of Additional Information Dated December 27, 2012
(revised June 17, 2013)

Change to Vanguard International Growth Fund

Virginie Maisonneuve no longer co-manages the portion of Vanguard International Growth Fund advised by Schroder Investment Management North America Inc. (Schroders). Simon Webber remains as the sole portfolio manager for the portion of the Fund advised by Schroders.

All references to Ms. Maisonneuve in the Investment Advisory Services section are removed.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 023B 102013